SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934
                          (Amendment No. )
Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      NETTER DIGITIAL ENTERTAINMENT, INC.

               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)    Title of each class of securities to which transaction applies:
             _________________________________________________________________

      (2)    Aggregate number of securities to which transaction applies:
             _________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
             _________________________________________________________________

      (4)    Proposed maximum aggregate value of transaction:
             _________________________________________________________________

      (5)    Total fee paid:
             _________________________________________________________________
[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid p previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.
      (1)    Amount Previously Paid:
             _____________________________________

      (2)    Form, Schedule or Registration Statement No.:
             _____________________________________

      (3)    Filing Party:
             _____________________________________

      (4)    Date Filed:
             _____________________________________



PROXY                 NETTER DIGITAL ENTERTAINMENT, INC.                PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS

     Douglas Netter and John Copeland, and each or either of them, with full power of substitution, are hereby appointed proxies to vote the stock of the undersigned in Netter Digital Entertainment, Inc. at the 1997 Annual Meeting of Stockholders on November 14, 1997, and at any postponement and adjournment thereof, to be held at the offices of Netter Digital Entertainment, Inc., 5125 Lankershim Blvd., North Hollywood, California 91601 at 10:00 a.m. Pacific Time, with all power that the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

Vote this proxy as follows:
1.  PROPOSAL 1 - ELECTION OF DIRECTORS.
      ___  FOR all Nominees listed below    ___  WITHHOLD AUTHORITY to
           (except as indicated to the           vote for all Nominees
           contrary below)                       listed below

            Douglas Netter, John Copeland, Kate Netter Forte, Leonard Silverman, Paul Costa, and _____________.

INSTRUCTION:  To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.

              ________________________________________________________
2.  PROPOSAL 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION.
                 ___FOR ___AGAINST ___ABSTAIN

3.  PROPOSAL 3 - ADOPTION OF 1997 INCENTIVE STOCK OPTION PLAN.
                 ___FOR ___AGAINST ___ABSTAIN

4.  PROPOSAL 4 - ADOPTION OF 1997 DIRECTOR'S STOCK OPTION PLAN.
                 ___FOR ___AGAINST ___ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

--------------------------------------------------------------------------------
      THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES LISTED ABOVE, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.
IMPORTANT: Please sign exactly as
name appears hereon.

_________________________

_________________________

Dated: _________, 1997

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE IMMEDIATELY DATE, SIGN AND RETURN THIS CARD IN THE
ENCLOSED ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO
THIS IMPORTANT MATTER.